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Exhibit 10.9

AMENDMENT #2 TO LEASE AGREEMENT

        WHEREAS, UNITED STATES PROFESSIONAL TENNIS ASSOCIATION, hereinafter called "Landlord," and GLOBAL GEOPHYSICAL SERVICES, INC., hereinafter called "Tenant," entered into a Lease Agreement dated the 4th day of November, 2004 for approximately 4,500 square feet of rentable area located in the 3535 Briarpark Office Building, 3535 Briarpark, Suite 200, Houston, Texas, said Lease Agreement commencing November 5, 2004 and expiring February 28, 2005; and,

        WHEREAS, on February 17, 2005 that lease agreement was amended in a First Amendment to Lease Agreement for the purpose of extending the Lease Agreement through July 31, 2005; and,

        NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, Landlord and Tenant agree to further amend said Lease Agreement, as follows:

  1.
  Lease Expansion: Effective July 1, 2005, Tenant expanded in size the Leased Premises by 2,461 rentable square feet for space located in Suite 201. The Lease Premises will consist of 8,473 rentable square feet.

  2.
  Lease Expiration: Landlord and Tenant hereby agree to extend the expiration date of said Lease Agreement for an additional six (6) months with a lease expirtion date of January 31, 2006.

  3.
  Base Rent: Monthly rent calculated on basis of $9.00 psf annual rents.

Suite	Months	Monthly Rent	Total Rents
Suite 200	6	$4,509.00	$27,054.00
Suite 201	7	$1,845.75	$12,920.25
  4.
  Parking: Tenant is authorized to park 20 (twenty) vehicles in the general surface parking area of which 2 (two) of the twenty spaces will be located in the covered reserved parking area all of which will be free of charge.

  5.
  Expansion Options: Landlord will lease any vacant space, subject to prior leasing, on a month-to-month basis for Tenant's short term projects with terms mutually agreeable between all parties.

        EXCEPT as hereby amended, Landlord and Tenant do hereby ratify and affirm the terms, conditions and covenants of said Lease Agreement and Amendments.

  Dated this the            day of                        , 2005.

LANDLORD:	TENANT:
UNITED STATES PROFESSIONAL TENNIS ASSOCIATION	GLOBAL GEOPHYSICAL SERVICES, INC.
By:	By:
Title:	Title:

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  Exhibit 10.9